Form 8-K/A
Exhibit 99.2

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Financial Statements of Disease Sciences, Inc. ("DSSC") and Iceweb, Inc. ("Iceweb") gives effect to the merger between DSSC and Iceweb under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of DSSC would actually have been if the merger had in fact occurred on February 1, 2001 or nor do they purport to project the results of operations or financial position of DSSC for any future period or as of any date, respectively. The acquisition of Iceweb by DSSC has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Iceweb, pursuant to which Iceweb is treated as the continuing entity.

     These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between DSSC and Iceweb.

     The financial statements of DSSC for the year ended January 31, 2002, are derived from audited financial statements and are included in the Form 10-KSB as filed by DSSC on May 16, 2002, with the Securities and Exchange Commission. The financial statements of DSSC for the two months ended March 31, 2002, are derived from unaudited financial statements and will be included in the Form 10-QSB to be filed by DSSC for the quarter ending April 30, 2002, with the Securities and Exchange Commission.

     You should read the financial information in this section along with DSSC's historical financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                              DISEASE SCIENCES, INC
                   Unaudited Pro Forma Combined Balance Sheet
                                 March 31, 2002

                                                     Pro Forma Adjustments
                                                 -----------------------------
                           DSSC        ICEW        DR        CR      Pro Forma
                         --------    ---------   -------   -------   ---------
ASSETS
Current assets:
  Cash and cash             5,474        3,825         0         0       9,299
equivalents
  Accounts receivable           0       42,713         0         0      42,713
  Prepaid expense               0            0         0         0           0
Total current assets        5,474       46,538         0         0      52,013

Property and                    0      121,515         0         0     121,515
equipment, net

Other assets
  Trademarks and                0       79,053         0         0      79,053
intangibles
  Deposits                      0            0         0         0           0
  Due from related party        0       84,857         0         0      84,857
Total other assets              0      163,910         0         0     163,910

Total assets                5,474      331,963         0         0     337,438

LIABILITIES and
STOCKHOLDERS DEFICIT
Current liabilities:
  Accounts payable         33,286      268,225         0         0     301,511
  Note payable             97,000            0         0         0      97,000
  Line of credit                0      403,015         0         0     403,015
  Due to related party          0            0         0         0           0
  Deferred revenue              0        5,000         0         0       5,000
Total current             130,286      676,240         0         0     806,526
liabilities

Stockholders Deficit
  Common stock             10,727       27,720    27,720    18,711      29,438
  Treasury stock                0            0     5,600     5,600           0
  Additional paid in      726,012    1,667,971   880,262    27,720   1,541,441
capital
  Note receivable        (200,000)           0         0   200,000           0
  Accumulated deficit    (661,551)  (2,039,967)        0   661,551  (2,039,967)
  Total stockholders     (124,812)    (344,277)        0         0    (469,088)
deficit

Total liabilities           5,474      331,963         0         0     337,438
and stockholders
deficit

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
                             DISEASE SCIENCES, INC.
              Unaudited Pro Forma Combined Statements of Operations
                           Year Ended January 31, 2002

                           DSSC        ICEW        DR     CR     Pro Forma
                        ---------   -----------   ----   ----   ----------
             Revenues           0      297,239                     297,239

        Cost of sales           0       69,900                      69,900

         Gross profit           0      227,339                     227,339

  Operating expenses:
         Salaries and     258,650      523,609                     782,259
    employee benefits
    Professional fees     110,706       47,331                     158,037
       Other selling,     179,857      336,419                     516,276
          general and
       administrative
            Marketing      49,287       32,589                      81,876
      Total operating     598,500      939,948                   1,538,448
              expense

       Operating loss   (598,500)     (712,608)                 (1,311,108)

     Other income and
              expense
         Other income       3,838        1,438                       5,276
        Other expense       8,275       34,199                      42,474
     Depreciation and           0      127,548                     127,548
         amortization
      Gain or loss on           0      193,792                     193,792
             disposal
   Total other income       4,437      354,101                     358,538
          and expense

             Net loss   (602,937)   (1,066,709)                 (1,669,646)

         Net loss per      $(.07)        $(.04)                      $(.06)
      weighted shares
          outstanding

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
                              DISEASE SCIENCES, INC.
               Unaudited Pro Forma Combined Statements of Operations
                   For the two month period Ended March 31, 2002

                           DSSC        ICEW        DR     CR    Pro Forma
                        ---------   -----------   ----   ----   ----------
             Revenues           0       53,105                     53,105

        Cost of sales           0       19,962                     19,962

         Gross profit           0       40,143                     40,143

  Operating expenses:
         Salaries and      46,498       64,480                    110,978
    employee benefits
    Professional fees     (11,967)       3,253                     (8,715)
       Other selling,      17,695       51,729                     69,424
          general and
       administrative
            Marketing       6,309        2,074                      8,383
                        -----------------------                 ----------
      Total operating      58,535      121,535                    180,070
              expense

       Operating loss     (58,535)     (81,392)                  (139,927)

     Other income and
              expense
         Other income           0            0                          0
        Other expense           0        3,369                      3,369
     Depreciation and           0       13,370                     13,370
         amortization
      Gain or loss on           0        2,117                      2,117
             disposal
   Total other income           0       19,217                     19,217
          and expense

             Net loss     (58,535)    (100,608)                  (159,144)

         Net loss per       $(.01)       $(.00)                     $(.01)
      weighted shares
          outstanding

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
                             DISEASE SCIENCES, INC.
                         Unaudited Pro Forma Adjustments

Pro Forma adjustments reflect the following transaction:

Pro Forma adjustments -
Appearing on the Balance Sheet January 31, 2002
                                                   DR          CR
                                                --------    --------
Common Stock                                      $5,000
Additional paid in capital                                    $5,000

To record 5,000,000 shares of Iceweb treasury stock Cancelled as part of the merger agreement


Additional paid in capital                      $194,400
Treasury stock                                    $5,600
Note receivable                                             $200,000

To record the 5,600,000 shares of DSSC stock turned back to DSSC as part of the Shares issued to Iceweb shareholders; as part of this transaction the Note Receivable due from DSSC Company Officers for the purchase of stock options was reduced to $0.

Common stock                                     $22,720
      Additional paid in capital                             $22,720
Additional paid in capital                      $685,682
      Common stock                                           $24,311
      Accumulated deficit                                   $661,551

To record the issuance of approximately 24,311,000 shares of DSSC stock for all of the Outstanding Iceweb shares.

The acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Iceweb, pursuant to which Iceweb is treated as the continuing entity.

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